THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln National Variable Annuity Account L
Lincoln Life & Annuity Variable Annuity Account L

Group Variable Annuity

Supplement dated June 7, 2017 to the Prospectus dated May 1, 2017

This supplement outlines a change to certain investment options available under your variable annuity contract. It is for informational purposes and requires no action on your part.

The Janus Aspen Series has informed us that the name of the Janus Aspen Global Research Portfolio was changed to Janus Henderson Global Research Portfolio, effective June 5, 2017.

The fees, investment advisor, and investment objective of the fund remains unchanged.  Please refer to the fund prospectus for additional information about the fund.

Please retain this Supplement for future reference.